(2_FIDELITY_LOGOS)FIDELITY

CONGRESS STREET
FUND
SEMIANNUAL REPORT
JUNE 30, 1997
CONTENTS


PRESIDENT'S MESSAGE    3     Ned Johnson on investing
                             strategies.

PERFORMANCE            4     How the fund has done over time.

FUND TALK              6     The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES     8     A summary of major shifts in the
                             fund's investments over the past six
                             months.

INVESTMENTS            9     A complete list of the fund's
                             investments with their market
                             values.

FINANCIAL STATEMENTS   12    Statements of assets and liabilities,
                             operations, and changes in net
                             assets,
                             as well as financial highlights.

NOTES                  16    Notes to the financial statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first six months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 20% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the first half of the year, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997     PAST 6   PAST 1   PAST 5    PAST 10
                                MONTHS   YEAR     YEARS     YEARS

Fidelity Congress Street        18.16%   28.62%   140.01%   295.67%

S&P 500(registered trademark)   20.61%   34.70%   146.59%   292.69%

Growth & Income Funds           15.52%   28.07%   122.51%   232.50%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a return of 5% over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 626 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997     PAST 1   PAST 5   PAST 10
                                YEAR     YEARS    YEARS

Fidelity Congress Street        28.62%   19.14%   14.74%

S&P 500                         34.70%   19.78%   14.64%

Growth & Income Funds Average   28.07%   17.25%   12.67%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
 1987/06/30      10000.00                    10000.00
  1987/07/31      10503.27                    10507.00
  1987/08/31      10945.09                    10898.91
  1987/09/30      10759.78                    10660.22
  1987/10/31       8556.57                     8364.01
  1987/11/30       7785.33                     7674.82
  1987/12/31       8453.35                     8258.87
  1988/01/31       8610.83                     8606.57
  1988/02/29       8997.94                     9007.64
  1988/03/31       8634.20                     8729.30
  1988/04/30       8678.07                     8826.20
  1988/05/31       8783.12                     8902.98
  1988/06/30       9205.39                     9311.63
  1988/07/31       9090.04                     9276.25
  1988/08/31       8915.98                     8960.85
  1988/09/30       9344.43                     9342.59
  1988/10/31       9542.17                     9602.31
  1988/11/30       9405.19                     9465.00
  1988/12/31       9510.16                     9630.63
  1989/01/31      10129.54                    10335.60
  1989/02/28       9885.79                    10078.24
  1989/03/31      10083.11                    10313.06
  1989/04/30      10698.27                    10848.31
  1989/05/31      11119.28                    11287.67
  1989/06/30      10980.23                    11223.33
  1989/07/31      12140.54                    12236.79
  1989/08/31      12146.95                    12476.64
  1989/09/30      12096.73                    12425.48
  1989/10/31      12098.87                    12137.21
  1989/11/30      12417.26                    12384.81
  1989/12/31      12773.63                    12682.05
  1990/01/31      11764.73                    11831.08
  1990/02/28      11930.32                    11983.70
  1990/03/31      12413.94                    12301.27
  1990/04/30      12208.87                    11993.74
  1990/05/31      13443.68                    13163.13
  1990/06/30      13633.09                    13073.62
  1990/07/31      13678.61                    13031.78
  1990/08/31      12566.20                    11853.71
  1990/09/30      11882.32                    11276.43
  1990/10/31      11971.14                    11227.94
  1990/11/30      12684.99                    11953.27
  1990/12/31      13102.65                    12286.77
  1991/01/31      13515.62                    12822.47
  1991/02/28      14502.16                    13739.28
  1991/03/31      14938.08                    14071.77
  1991/04/30      14918.58                    14105.54
  1991/05/31      15461.17                    14714.90
  1991/06/30      14709.92                    14040.96
  1991/07/31      15424.76                    14695.26
  1991/08/31      15981.78                    15043.54
  1991/09/30      15776.38                    14792.31
  1991/10/31      16183.70                    14990.53
  1991/11/30      15729.96                    14386.41
  1991/12/31      17370.43                    16032.22
  1992/01/31      16965.45                    15734.02
  1992/02/29      16927.78                    15938.56
  1992/03/31      16572.25                    15627.76
  1992/04/30      16863.03                    16087.22
  1992/05/31      16854.79                    16166.04
  1992/06/30      16485.54                    15925.17
  1992/07/31      17216.33                    16576.51
  1992/08/31      16941.39                    16236.69
  1992/09/30      16866.41                    16428.28
  1992/10/31      16777.15                    16485.78
  1992/11/30      17212.76                    17047.95
  1992/12/31      17263.79                    17257.64
  1993/01/31      17042.75                    17402.60
  1993/02/28      17261.37                    17639.28
  1993/03/31      17490.86                    18011.46
  1993/04/30      17265.00                    17575.59
  1993/05/31      17800.07                    18046.61
  1993/06/30      17651.15                    18098.95
  1993/07/31      17405.52                    18026.55
  1993/08/31      18050.76                    18709.76
  1993/09/30      17813.68                    18565.69
  1993/10/31      18447.92                    18950.00
  1993/11/30      18419.82                    18769.98
  1993/12/31      18653.68                    18997.10
  1994/01/31      18905.33                    19643.00
  1994/02/28      18724.34                    19110.67
  1994/03/31      17916.06                    18277.45
  1994/04/30      17923.50                    18511.40
  1994/05/31      18330.12                    18814.98
  1994/06/30      17732.78                    18354.02
  1994/07/31      18434.31                    18956.03
  1994/08/31      19341.66                    19733.23
  1994/09/30      19125.80                    19249.76
  1994/10/31      19634.07                    19682.88
  1994/11/30      19311.54                    18966.03
  1994/12/31      19746.26                    19247.30
  1995/01/31      20315.57                    19746.38
  1995/02/28      21013.52                    20515.90
  1995/03/31      21478.39                    21121.32
  1995/04/30      22273.13                    21743.34
  1995/05/31      23070.42                    22612.42
  1995/06/30      23657.37                    23137.71
  1995/07/31      24232.27                    23904.96
  1995/08/31      24162.66                    23964.96
  1995/09/30      25477.46                    24976.28
  1995/10/31      25797.14                    24887.12
  1995/11/30      26699.45                    25979.66
  1995/12/31      27375.00                    26480.03
  1996/01/31      28510.14                    27381.41
  1996/02/29      28766.88                    27635.23
  1996/03/31      29139.61                    27901.36
  1996/04/30      29479.76                    28312.63
  1996/05/31      30458.51                    29042.81
  1996/06/30      30762.99                    29153.46
  1996/07/31      29588.10                    27865.46
  1996/08/31      29939.38                    28453.15
  1996/09/30      31502.40                    30054.49
  1996/10/31      31727.38                    30883.39
  1996/11/30      33995.59                    33217.87
  1996/12/31      33485.95                    32559.82
  1997/01/31      35285.48                    34594.16
  1997/02/28      35843.27                    34865.38
  1997/03/31      34701.13                    33432.76
  1997/04/30      36142.09                    35428.69
  1997/05/31      37976.15                    37585.59
  1997/06/30      39567.31                    39269.43
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $39,567 - a 295.67% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,269 - a 292.69% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of
a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS:
Timothy E. Heffernan became Portfolio Manager of Fidelity Congress Street Fund on June 1, 1997.
Q. HOW DID THE FUND PERFORM, TIM?
A. For the six months that ended June 30, 1997, the fund had a total return of 18.16%. The fund underperformed the 20.61% return of the Standard & Poor's 500 Index, but beat the growth and income funds average return of 15.52%, as tracked by Lipper Analytical Services, during the period. For the 12 months that ended June 30, 1997, the fund had a total return of 28.62%, underperforming the return of 34.70% posted by the S&P 500. The fund slightly outperformed the growth and income funds average return of 28.07%.
Q. WHAT MARKET FACTORS HELPED THE FUND'S PERFORMANCE DURING THE FIRST HALF OF THE YEAR?
A. The market favored large-cap stocks that have shown steady earnings growth - the type of stock found in this fund. Despite stumbling a bit in the middle of the period due to some investor uncertainty and inflation concerns, stocks continued on a swift road upward in the first half of 1997. At the beginning of January, stock prices soared after reports of solid corporate earnings for 1996. At the end of February, Federal Reserve Board Chairman Alan Greenspan said he felt stock prices were too high. He followed up on this comment by pushing the federal funds rate - the rate banks charge each other for overnight loans - up 25 basis points to 5.50% at the end of March. The market skidded a bit through these months on the rate concerns, but picked up the pace again in late April. Stocks in the consumer goods and health care industries performed very well, which helped the fund. Consumer stocks did well as investors sought out non-cyclical stocks with solid earnings growth. As far as health care stocks, investors looked to them as a defensive play, determining that the demand for health services was fairly constant. The fund was overweighted in both health care and consumer nondurables relative to the S&P 500 index during the period. Although these two sectors performed extremely well in the period overall, the fund's investments in health care and nondurables slightly underperformed the stocks within these sectors in the index.
Q. WHAT STOCKS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?
A. The fund's health care holdings, including Merck, American Home Products and Eli Lilly, helped the fund's performance. Investors bought health care stocks as a defensive move, based on the thought that the demand for health services did not rely heavily on the strength of the economy. Investors were not only seeking steady earnings growth from these companies, but they also looked to reap the rewards of efficiency brought by consolidation in the health care industry. Nondurables, such as Coca-Cola and Campbell Soup, also performed well as investors dove into consumer goods stocks during the period. Demand for the kinds of products that these companies offer tends to remain steady in almost any environment, while demand for such durable products as automobiles are more dependent on the health of the overall economy.
Q. WHAT WERE SOME OF THE OTHER STOCKS THAT HELPED PERFORMANCE?
A. General Electric, a company that has shown consistently strong earnings growth, was a great performer during the period. The stock's value increased considerably during the first half of 1997. Guidant Corp. was another strong performer. In late April, the company's stock received a jolt after the FDA approved the marketing of two new pacemaker components. Also late in the period, favorable studies were released about the company's pacemaker defibrillator products. United Technologies, parent company of aircraft engine maker Pratt & Whitney, performed well on the strength of new aerospace and defense orders. Also, Motorola picked up steam at the end of the period after receiving several new international networking contracts.
Q. WERE THERE ANY AREAS OF THE FUND THAT PROVED TO BE WEAK PERFORMERS IN THE FIRST HALF OF 1997?
A. The fund's investments in the technology sector underperformed the technology stocks included in the index. In particular, the fund held no shares in some of the strongest technology stocks in the S&P 500 including Microsoft and Lucent Technologies. Additionally, the fund was underweighted in the finance sector, which proved to be another strong performer for the index.
Q. WHAT'S YOUR OUTLOOK FOR THE FUND AS WE MOVE INTO THE SECOND HALF OF THE
YEAR?
A. At the end of June, stocks continued their march upward, as the Dow Jones Industrial Average approached 8000. With the market doing so well for so long, investors are confident, but cautious - suspecting that any shock to the market could turn the bulls into bears. While a variety of economic factors indicate a path of moderate growth, the major consumer fundamentals
- job growth and income gains - remain supportive of a stronger economy. If consumer spending picks up, inflation may again enter the picture leading to higher interest rates. With businesses running out of ways to reduce costs, further margin improvement is limited. Higher interest rates could ultimately lead to disappointing earnings and a downturn in the market. Since valuations of large-cap stocks are already high, we will need to see consistent earnings growth to sustain even higher stock prices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JUNE 30, 1997
                               % OF FUND'S    % OF FUND'S
                               INVESTMENTS    INVESTMENTS
                                              IN THESE STOCKS
                                              6 MONTHS AGO

General Electric Co.           5.7            5.4

Campbell Soup Co.              5.3            4.2

Merck & Co., Inc.              5.2            4.0

United Technologies Corp.      5.1            4.5

Coca-Cola Co. (The)            5.0            5.4

American Home Products Corp.   4.6            3.5

Exxon Corp.                    4.5            3.5

Johnson & Johnson              4.5            3.4

Motorola, Inc.                 4.3            3.4

Boeing Co.                     4.2            5.3

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                      % OF FUND'S    % OF FUND'S
                      INVESTMENTS    INVESTMENTS
                                     IN THESE MARKET
                                     SECTORS
                                     6 MONTHS AGO

Health                20.6           19.2

Nondurables           20.1           19.1

Technology            13.5           13.6

Energy                10.1           9.8

Aerospace & Defense   9.4            5.3

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JUNE 30, 1997  AS OF DECEMBER 31, 1996
Row: 1, Col: 1, Value: 3.8
Row: 1, Col: 2, Value: 46.2
Row: 1, Col: 3, Value: 50.0
Row: 1, Col: 1, Value: 5.6
Row: 1, Col: 2, Value: 44.4
Row: 1, Col: 3, Value: 50.0
Stocks 96.2%
Short-term
investments 3.8%
Stocks 94.4%
Short-term
investments 5.6%
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.2%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 9.4%
Boeing Co.   72,108 $ 3,826,231
United Technologies Corp.   56,100  4,656,300
  8,482,531
BASIC INDUSTRIES - 6.3%
CHEMICALS & PLASTICS - 0.6%
Eastman Chemical Co.   8,793  558,356
PAPER & FOREST PRODUCTS - 5.7%
International Paper Co.   65,798  3,195,315
Union Camp Corp.   39,900  1,995,000
  5,190,315
TOTAL BASIC INDUSTRIES   5,748,671
ENERGY - 10.1%
OIL & GAS - 10.1%
Chevron Corp.   24,800  1,833,650
Exxon Corp.   66,000  4,059,000
Mobil Corp.   43,800  3,060,525
Union Pacific Resources Group, Inc.   8,181  203,502
  9,156,677
FINANCE - 0.4%
BANKS - 0.4%
Citicorp  3,000  361,688
HEALTH - 20.6%
DRUGS & PHARMACEUTICALS - 12.9%
American Home Products Corp.   55,002  4,207,653
Lilly (Eli) & Co.   9,118  996,711
Merck & Co., Inc.   45,886  4,749,201
Pharmacia & Upjohn, Inc.   48,843  1,697,294
  11,650,859
MEDICAL EQUIPMENT & SUPPLIES - 7.7%
Guidant Corp.   34,526  2,934,710
Johnson & Johnson  62,654  4,033,351
  6,968,061
TOTAL HEALTH   18,618,920
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 6.4%
ELECTRICAL EQUIPMENT - 5.7%
General Electric Co.   79,400 $ 5,190,775
POLLUTION CONTROL - 0.7%
Waste Management, Inc.  20,000  642,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   5,833,275
MEDIA & LEISURE - 3.2%
PUBLISHING - 3.2%
Knight-Ridder, Inc.   60,000  2,943,750
NONDURABLES - 20.1%
BEVERAGES - 8.6%
Anheuser-Busch Companies, Inc.   76,672  3,215,432
Coca-Cola Co. (The)  67,698  4,569,615
  7,785,047
FOODS - 7.5%
Campbell Soup Co.   95,836  4,791,800
Heinz (H.J.) Co.   42,859  1,976,871
  6,768,671
HOUSEHOLD PRODUCTS - 1.1%
Colgate-Palmolive Co.   15,466  1,009,157
TOBACCO - 2.9%
Philip Morris Companies, Inc.   60,000  2,662,500
TOTAL NONDURABLES   18,225,375
TECHNOLOGY - 13.5%
COMPUTERS & OFFICE EQUIPMENT - 5.8%
Hewlett-Packard Co.   67,200  3,763,200
International Business Machines Corp.   16,422  1,481,059
  5,244,259
ELECTRONICS - 4.3%
Motorola, Inc.   51,200  3,891,200
PHOTOGRAPHIC EQUIPMENT - 3.4%
Eastman Kodak Co.   39,912  3,063,246
TOTAL TECHNOLOGY   12,198,705
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 0.8%
RAILROADS - 0.8%
Union Pacific Corp.   9,660 $ 681,030
UTILITIES - 5.4%
ELECTRIC UTILITY - 1.9%
Consolidated Edison Co. of New York, Inc.   26,264  773,147
Potomac Electric Power Co.   40,000  925,000
  1,698,147
TELEPHONE SERVICES - 3.5%
GTE Corp.   71,838  3,151,892
TOTAL UTILITIES   4,850,039
TOTAL COMMON STOCKS
(Cost $15,138,935)   87,100,661
CASH EQUIVALENTS - 3.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.93%, dated
6/30/97 due 7/1/97  $ 3,396,559  3,396,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $18,534,935)  $ 90,496,661
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $18,534,935. Net unrealized appreciation aggregated $71,961,726, all of which related to appreciated investment securities. At December 31, 1996, the fund had a capital loss carryforward of approximately $940,400 of which $940,000 and $400 will expire on December 31, 1999 and 2000, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase              $ 90,496,661
agreements of $3,396,000) (cost $18,534,935) -
See accompanying schedule

Cash                                                                   621

Dividends receivable                                                   145,120

 TOTAL ASSETS                                                          90,642,402

LIABILITIES

Payable for fund shares redeemed                            $ 2,354

Accrued management fee                                       96,464

Other payables and accrued expenses                          33,603

 TOTAL LIABILITIES                                                     132,421

NET ASSETS                                                            $ 90,509,981

Net Assets consist of:

Paid in capital                                                       $ 8,561,077

Distributions in excess of net investment income                       (12,579)

Accumulated undistributed net realized gain (loss)                     9,999,757
on investments

Net unrealized appreciation (depreciation) on                          71,961,726
investments

NET ASSETS, for 306,030 shares outstanding                            $ 90,509,981

NET ASSET VALUE, offering price and redemption price per               $295.76
share ($90,509,981 (divided by) 306,030 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                      $ 851,581
Dividends

Interest                                                                97,055

 TOTAL INCOME                                                           948,636

EXPENSES

Management fee                                             $ 190,587

Transfer agent fees                                         38,076

Accounting fees and expenses                                30,343

Non-interested trustees' compensation                       189

Custodian fees and expenses                                 4,843

Registration fees                                           125

Audit                                                       16,386

Legal                                                       120

Miscellaneous                                               300

 Total expenses before reductions                           280,969

 Expense reductions                                         (349)       280,620

NET INVESTMENT INCOME                                                   668,016

REALIZED AND UNREALIZED GAIN (LOSS)                                     10,940,091
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                 2,524,512
investment securities

NET GAIN (LOSS)                                                         13,464,603

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 14,132,619
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS        YEAR ENDED
                                                            ENDED JUNE 30,    DECEMBER 31,
                                                            1997              1996
                                                            (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 668,016         $ 1,651,802
Net investment income

 Net realized gain (loss)                                    10,940,091        5,440,605

 Change in net unrealized appreciation (depreciation)        2,524,512         10,268,240

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             14,132,619        17,360,647
FROM OPERATIONS

Distributions to shareholders from net investment income     (672,137)         (1,696,301)

Share transactions                                           160,589           286,262
Reinvestment of distributions

 Cost of shares redeemed                                     (14,457,414)      (6,434,931)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (14,296,825)      (6,148,669)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    (836,343)         9,515,677

NET ASSETS

 Beginning of period                                         91,346,324        81,830,647

 End of period (including distributions in excess           $ 90,509,981      $ 91,346,324
of net investment income of $12,579 and
$8,458, respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of distributions                     536               1,161

 Redeemed                                                    (56,783)          (28,466)

 Net increase (decrease)                                     (56,247)          (27,305)


FINANCIAL HIGHLIGHTS
      SIX MONTHS        YEARS ENDED DECEMBER 31,
      ENDED JUNE 30,
      1997

      (UNAUDITED)       1996                       1995   1994   1993 E   1992


SELECTED PER-SHARE DATA

Net asset value,               $ 252.14   $ 210.05   $ 155.04   $ 150.47   $ 142.93   $ 147.55
beginning of period

Income from Investment
Operations

 Net investment income          2.16 D     4.48       4.45       4.29       3.73       3.79

 Net realized and               43.66      42.21      55.06      4.38       7.66       (4.76)
 unrealized gain
(loss)

 Total from investment          45.82      46.69      59.51      8.67       11.39      (.97)
 operations

Less Distributions

 From net investment            (2.20)     (4.60)     (4.50)     (4.10)     (3.80)     (3.65)
 income

 In excess of net               -          -          -          -          (.05)      -
 investment income

 Total distributions            (2.20)     (4.60)     (4.50)     (4.10)     (3.85)     (3.65)

Net asset value,               $ 295.76   $ 252.14   $ 210.05   $ 155.04   $ 150.47   $ 142.93
 end of period

TOTAL RETURN B, C               18.16%     22.32%     38.63      5.86       8.05       (.61)
                                                     %          %          %          %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 90,510   $ 91,346   $ 81,831   $ 61,307   $ 64,440   $ 63,891
(000 omitted)

Ratio of expenses to            .67%       .67%       .67        .60        .61        .62%
average net assets             A                     %          %          %

Ratio of expenses to            .67%       .66%       .67        .60        .61        .62%
average net assets             A          F          %          %          %
after expense
reductions

Ratio of net investment         1.60%      1.92%      2.42       2.82       2.52       2.58%
income to average              A                     %          %          %
net assets

Portfolio turnover rate         0%         0%         0          0          0          0%
                                                     %          %          %

Average commission             $ .0000    $ .0320
rate G


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E EFFECTIVE JANUARY1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Sales of securities, other than short-term securities, aggregated $13,251,304, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $20,978. For the period, the management fee rate was equivalent to an annualized rate of .45% of average net assets after the fee reduction.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of
 .09% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $10 and $339, respectively, under these arrangements.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
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4
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5
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(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
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for significant savings on Web access from internetMCI.
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(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
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1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
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WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
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Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
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P.O. Box 770001
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SELLING SHARES
Fidelity Investments
P.O. Box 660602
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OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Richard A. Spillane, Jr., Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
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